1Q 2019 Financial Highlights April 23, 2019 (NYSE: STT)

Preface and Forward-looking Statements This presentation includes certain highlights of, and also material supplemental to, State Street Corporation’s news release announcing its first quarter 2019 financial results. That news release contains a more detailed discussion of many of the matters described in this presentation and is accompanied by detailed financial tables. This presentation is designed to be reviewed together with that news release, which is available on State Street’s website, at http://investors.statestreet.com, and is incorporated herein by reference. This presentation (and the conference call accompanying it) contains forward-looking statements as defined by United States securities laws. These statements are not guarantees of future performance, are inherently uncertain, are based on assumptions that are difficult to predict and have a number of risks and uncertainties. The forward-looking statements in this presentation speak only as of the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and State Street does not undertake efforts to revise forward-looking statements. See “Forward-looking statements” in the Appendix for more information, including a description of certain factors that could affect future results and outcomes. Certain financial information in this presentation is presented on both a GAAP basis and on a basis that excludes or adjusts one or more items from GAAP. The latter basis is a non-GAAP presentation. Refer to the Appendix for explanations of our non-GAAP financial measures and to the Addendum for reconciliations of our non-GAAP financial information. 2

1Q19 highlights

All comparisons are to prior year periods unless noted otherwise

Financial performance

- Total revenue of **$2.9B** down (4)%, primarily driven by challenging industry conditions and lower average equity market levels, partially offset by CRD revenue and NII
- NII of **$673M** up 5% and NIM expansion to **1.54%**, reflecting higher U.S. interest rates
- Expenses of **$2.3B** up 1%, including acquired CRD business
- EPS of $1.18; **$1.24** excluding notable items[A]
- ROE of **8.7%**

Business metrics

- Sequential quarter growth in AUC/A to **$32.6T** and AUM to **$2.8T** driven by recovering equity markets
- Asset servicing wins of **~$120B** and new business yet to be installed of **~$310B** at quarter-end[1]
- Asset management inflows of over **$70B**
- Continued growth in CRD with **~$6M** in new bookings and **109** client engagements[2]
  - Anticipate a number of front-to-back platform integration announcements during 2019

Efficiency and capital

- Sequential quarter underlying expense reduction of **2%** demonstrates continued success of the expense savings program[B]
  - Continue to aggressively manage down expenses driven by resource discipline and process re-engineering & automation[4]
- Well positioned for CCAR 2019, with **11.5%** CET1 and **7.4%** T1L at quarter-end; and a higher performing, less capital intensive investment portfolio[5]
- Returned **~$480M** to shareholders, consisting of ~$300M in share repurchases and ~$180M in dividends

[A] Refer to slide 5 for further details on notable items; EPS excluding notable items is a non-GAAP measure; refer to the Appendix for further explanations. [B] Quarterly underlying expenses is a non-GAAP measure and defined as expenses less notable and seasonal expense items; refer to endnote 3 for further details and explanations of non-GAAP measures.

Refer to the Appendix included with this presentation for endnotes 1 to 16.

STATE STREET.

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Focused on realizing our vision with five key strategic priorities Vision Medium-term strategic priorities Essential 1 Reignite servicing fee growth partner 2 Innovate to grow diversified revenue streams Leading platform with a broad revenue mix Delivering results through 3 Deploy the leading front-to-back office platform focused Technology-driven execution scale provider Generate structural expense saves of 2–3% 4 annually through further efficiency and digitization initiativesA High-performing Foster a high-performing and leaner organization with organization 5 increased accountability A Structural expenses include compensation and employee benefits, occupancy, other expenses, and certain transaction processing expenses. It does not include reserves for repositioning or litigation-related activities or other similar-type expenses. 4

Summary of 1Q19 results

($M, except EPS data, or where otherwise noted)	Quarters[6]			% Δ	
	1Q18	4Q18	1Q19	1Q18	4Q18
Revenue:					
Servicing fees	$1,421	$1,286	$1,251	(12)%	(3)%
Management fees	472	440	420	(11)	(5)
Foreign exchange trading services	304	294	280	(8)	(5)
Securities finance	141	120	118	(16)	(2)
Processing fees and other	77	186	191	nm	3
Total fee revenue	2,415	2,326	2,260	(6)	(3)
Net interest income	643	697	673	5	(3)
Total revenue	**$3,056**	**$3,023**	**$2,932**	**(4)%**	**(3)%**
Total expenses[A]	**$2,268**	**$2,486**	**$2,293**	**1%**	**(8)%**
Net income	**$659**	**$437**	**$508**	**(23)%**	**16%**
Diluted earnings per share	**$1.62**	**$1.03**	**$1.18**	**(27)%**	**15%**
Return on average common equity	**12.8%**	**7.5%**	**8.7%**	**(4.1)%pts**	**1.2%pts**
Pre-tax margin	**25.8%**	**17.5%**	**21.7%**	**(4.1)%pts**	**4.2%pts**
Memo, ex-notable and seasonal expense items (non-GAAP)[B]:					
Total expenses	$2,120	$2,173	$2,133	1%	(2)%
Memo, ex-notable items (non-GAAP)[B]:					
Net income available to common shareholders	$603	$644	$473	(22)%	(27)%
EPS	$1.62	$1.67	$1.24	(23)%	(26)%
Pre-tax margin	25.8%	28.2%	22.4%	(3.4)%pts	(5.8)%pts

Notable Items

($M, except EPS data)	1Q18	4Q18	1Q19
Acquisition and restructuring costs (net)[C]	-	$24	$9
Legal and related	-	50	14
Repositioning costs	-	223	-
Business exit	-	24	-
Total notable items (pre-tax)	-	**$321**	**$23**
EPS Impact	-	**$(0.64)**	**$(0.06)**

[A] 1Q18 and 1Q19 included $148M and $137M, respectively, of seasonal expenses. [B] Refer to endnote 3 and the Appendix for further details and explanations of non-GAAP measures. [C] Acquisition and restructuring costs of $9M consist of acquisition costs related to CRD of $13M, partially offset by a $4M accrual release for restructuring.

STATE STREET.

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AUC/A and AUM levels driven by recovering equity market returns AUC/A and AUMA Market indices AUC/A ($T, as of period-end) 1Q19 vs +3% (% change) • (2)% decrease from 1Q18 1Q18 4Q18 -2% primarily driven by: $33.3 – Negative impact of FX translation EOP 7% 13% $31.6 $32.6 S&P 500 – A previously announced client Daily Avg -1 transition EOP (7) 9 • 3% increase from 4Q18 primarily MSCI EAFE driven by: Daily Avg (12) 1 – Higher spot equity market levels EOP (10) 10 – Higher client flows MSCI EM 1Q18 4Q18 1Q19 Daily Avg (14) 6 AUM ($B, as of period-end) Barclays Global EOP -2 Agg +12% • 3% increase from 1Q18 reflecting: +3% – Higher spot equity market levels Industry flows – Growth from institutional wins and $2,729 $2,805 ETF inflows, partially offset by $2,511 Total flows cash outflows ($B) 1Q18 4Q18 1Q19 • 12% increase from 4Q18 primarily 7 reflecting: North America $49 $(16) $145 – Higher spot equity market levels 8 – Growth from institutional wins and Europe 150 (109) (30) cash inflows 1Q18 4Q18 1Q19 A Changes to AUC/A and AUM also reflect FX translation. Refer to the Appendix included with this presentation for endnotes 1 to 16. 6

Revenue: Servicing fee performance reflects challenging industry conditions, partially offset by new business

Total revenue and Servicing fees
($M)



-4%,
-2% ex FX[A]
-3%
Total revenue
$3,056
$3,023
$2,932
Servicing fees
$1,421
$1,286
$1,251
YoY -12%,
-10% ex FX[A]
QoQ -3%
Mgmt. fees, Markets and Other
NII
1Q18
4Q18
1Q19
Servicing fees
Other revenue

Servicing fees performance

1Q19 Servicing fees of $1,251M

- Down (12)% YoY primarily driven by:
  - Challenging industry conditions including fee concessions and lower client activity
  - Weaker average equity market levels
  - Previously announced client transition
  - Partially offset by new business
- Down (3)% QoQ largely reflecting:
  - Challenging industry conditions including fee concessions, and lower client activity
  - Partially offset by higher average equity market levels

Servicing fee priorities:

- Upgrading client coverage program (approx. two-thirds complete) with accountable senior executives to expand share of wallet
- Leveraging CRD-related conversations to propel revenue growth across middle and back office
- Launching client segment growth initiatives:
  - US Insurance: Custody offering to current accounting software clients
  - Asset Owners: New multi-asset automation for large clients
- Strengthening pricing discipline: New pricing committee met 5 times in 1Q19; currently reviewing ~30 deals

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- Total revenue and servicing fees were negatively impacted by FX translation when compared to 1Q18 by $50M and $30M, respectively

[A] Total revenue ex FX is a non-GAAP measure. Refer to the Appendix for explanations of our non-GAAP financial measures.

STATE STREET.

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Revenue: YoY average market levels and volumes impacted Management Fees and Markets revenue

Management fees, Markets and other revenue[A]
($M)


Total revenue
$3,056
$3,023
$2,932
Servicing fees
Mgmt. fees, Markets and Other
$472
$304
$141
$994
$77
$440
$294
$120
$186
$1,040
$420
$280
$118
$191
$1,009
YoY +2%
QoQ -3%
NII
1Q18
4Q18
1Q19
Mgmt. fees
FX trading[B]
Sec. Finance
Proc. & Other
Other

1Q19 performance

Management fees, Markets and other revenue of $1,009M up 2% YoY and down 3% QoQ

- **Management fees of $420M**
  - Down (11)% YoY primarily reflecting mix changes away from higher fee products and weaker average equity market levels
  - Down (5)% QoQ driven by the run rate impact of late 4Q18 outflows and two fewer day count, partially offset by higher average equity market levels
- **FX trading services of $280M[B]**
  - Down (8)% YoY due to lower client volumes and market volatility
  - Down (5)% QoQ primarily due to lower market volatility
- **Securities finance of $118M**
  - Down (16)% YoY reflecting balance sheet repositioning efforts
- **Processing fees and other of $191M**
  - Up YoY reflecting ~$95M contribution from CRD[C]
  - Up 3% QoQ largely driven by market related adjustments on employee long term incentive plan partially offset by lower revenue from CRD

[A] Management fees, Markets and Other revenue was negatively impacted by FX translation when compared to 1Q18 by $9M. [B] FX trading services includes Brokerage & other revenue. [C] CRD revenue of $95M in processing fees and other revenue include project-related fees associated with State Street Global Advisors of ~$3M.

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Advancing our Front-to-Back strategy

CRD Financial performance

1Q19 select metrics ($M)

CRD core financials	1Q19
Revenue[A]	$99
Operating expenses	$41
Pre-tax income	$58
New bookings[2]	$6
STT expenses related to CRD	
Amortization costs	$15
Acquisition and restructuring costs (net)[B]	$9

Continued strong client engagement

Active discussions with clients[C]

	STT & CRD	STT Only	CRD Only	New Prospect	Total
Clients engaged (#)[9]	48	48	5	8	109
Assets (~$T)[10]	24	14	< 1	< 1	~$39T

Business growth and synergy milestones[11]

- Client Advisory Board launched
- Strategic alliance initiated, including Axioma and Northfield
- Co-marketing liquidity, FX and data and analytics products to CRD clients
- Large global STT clients consolidating front end systems into a single CRD platform

Client momentum

- Strong pipeline, including a mix of deal sizes and functionalities
- Expect client adoptions of the front-to-back platform in 2019
- Actively marketing two types of offerings:
  - Front-to-Back deals: CRD & STT services brought together in a strong value proposition
  - Fully interoperable deals: STT is a leading connector to third party providers

[A] CRD revenue of $99M include $95M in processing fees and other revenue and $4M in FX trading services. CRD revenue of $95M in processing fees and other revenue include project-related fees associated with State Street Global Advisors of ~$3M. [B] Acquisition and restructuring costs of $9M consist of acquisition costs related to CRD of $13M, partially offset by a $4M accrual release for restructuring. [C] As of April 3, 2019.
Refer to the Appendix included with this presentation for endnotes 1 to 16.

STATE STREET.
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Revenue: NII and NIM YoY expansion driven by higher U.S. interest rates, partially offset by lower deposits

NII and NIM[A]
($M)



Total revenue
Servicing fees
Mgmt. fees, Markets and Other
NII
$3,056
$3,023
$2,932
$643
$697
$673
YoY +5%
QoQ -3%
1Q18
4Q18
1Q19
NII
Other revenue

NIM (%)	1Q18	4Q18	1Q19	YoY	QoQ
NIM (%)	1.40%	1.55%	**1.54%**	+14bps	-1bps

1Q19 Performance

NII of $673M

- Up 5% YoY primarily due to higher U.S. interest rates and disciplined pricing, partially offset by lower deposits
- Down (3)% QoQ mainly due to lower deposits and two fewer days in 1Q19, partially offset by the December rate hike and an increase in the investment portfolio

NIM of 1.54%

- Up 14bps YoY due to higher U.S. interest rates, disciplined deposit pricing and a smaller interest-earning asset base
- Down (1)bps QoQ due to lower NII from client deposit balances

Average Assets & Deposits
($B)

	1Q18	4Q18	1Q19
Total assets	$227	$221	**$220**
Loans and leases	24	24	**23**
Total investment securities	95	85	**88**
Total deposits	165	158	**155**

[A] NII is presented on a GAAP-basis; NIM is presented on an FTE-basis. Refer to the Addendum for reconciliations of our FTE-basis presentation.

STATE STREET

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QoQ underlying expense reduction driven by disciplined cost management

Non-GAAP ex notable items and seasonal expenses[A]

Underlying Expenses
($M)



+1%,
+2% ex FX
-2%
$2,120
$2,173
$2,133
$1,101 B
$1,105
$1,092 B
$315
$356
$362
$254
$226
$242
$120
$116
$116
$330
$370
$321
1Q18
4Q18
1Q19
GAAP Expenses
$2,268
$2,486
$2,293
Comp. & ben.
Info. sys.
Tran. processing
Occupancy
Other C

YoY: Underlying expenses up 1%, or down (2)% excluding CRD

- **Compensation and employee benefits** down (1)% YoY primarily driven by savings from resource discipline and process re-engineering, and lower net contractor spend, partially offset by costs to support new business and merit increases[B]
- **Information systems and communications** up 15% YoY largely reflecting technology infrastructure enhancements and investments to support business growth
- **Transaction processing services** down (5)% YoY due to lower subcustody costs
- **Occupancy** down (3)% YoY largely reflecting advancement of our footprint optimization efforts
- **Other** down (3)% YoY primarily reflecting lower travel and insurance costs[C]
- Total expenses were positively impacted by FX translation when compared to 1Q18 by $33M

QoQ: Underlying expenses down (2)%

- **Compensation and employee benefits** down (1)% QoQ primarily due to savings from resource discipline and process re-engineering, and fewer payroll days[B]
- **Information systems and communications** up 2% QoQ largely reflecting technology infrastructure enhancements
- **Transaction processing services** up 7% QoQ primarily driven by the absence of prior quarter recoveries
- **Other** down (13)% QoQ mainly due to lower professional fees and travel costs[C]

[A] Quarterly underlying expenses, as presented, are calculated as expenses less notable and seasonal expense items; in comparison to 1Q18, underlying expense can further exclude CRD-related expenses; this is a non-GAAP presentation; refer to endnote 3 and the Appendix for an explanation of this calculation, as well as further explanations of non-GAAP measures. [B] 1Q18 and 1Q19 excludes $148M and $137M, respectively, of seasonal expenses; refer to endnote 4 for details on savings from resource discipline and process re-engineering. [C] Other includes other expenses and amortization of other intangible assets.

STATE STREET.
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2019 expense savings progress

FY2019 expense savings year-to-date[A]



Remaining target savings
Realized savings
~$160M
129
31
Resource discipline
~$190M
143
47
Process re-engineering & automation
~$350M Target
272
78
Remaining savings
Realized savings
Expense savings

Headcount trend



37,192
40,142
~-0.5%
39,969
1Q18
4Q18
1Q19

Benefits[A]

Resource discipline of ~$31M

- Savings-to-date related to headcount reduction in senior managers
  - To date, program reached ~40% of planned senior manager reductions, totaling 7% of population
- Third party vendor renegotiations underway, with initial signs of success, generating ~50% of $31M savings

Process re-engineering and automations of ~$47M

- Savings-to-date primarily from high cost location reductions as shift to Global Hubs continue

Companywide headcount decreased driven by reduction of over 800 FTEs in high cost locations, partially offset by headcount in low cost locations

[A] Expected 2019 savings from resource discipline and process re-engineering & automation are expected to be generated from current and prior period actions; refer to endnote 4 for further details.

STATE STREET.

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Investment portfolio & capital ratios Investment Portfolio Highlights Quarter-End Capital Ratios ($B, book value as of quarter-end) (%, Fully phased-in as of period-end) 12,13,14 $97.5 Capital Ratios $90.1 $87.4 13.0% 16% 11.7% 19% 11.6% 11.3% 11.5% Non-HQLA 39% 10.8% 8.1% 7.4% 7.2% 6.9% 7.1% 7.2% 7.1% HQLA 61% 81% 84% 6.4% 6.6% 6.0% 6.2% 6.3% 4Q17 4Q18 1Q19 4Q17 1Q18 2Q18 3Q18 4Q18 1Q19 Portfolio Metrics: 5 HTM % 42% 48% 46% Tier 1 Leverage SLR Standardized CET1 Duration 2.7 3.1 2.8 • All key capital ratios support ongoing capital returns – Returned a total of ~$480M to shareholders including • Rebalanced investment portfolio ahead of 2019 CCAR to ~$300M of common stock repurchases and ~$180M in better position the balance sheet for the upcoming stress tests dividends Refer to the Appendix included with this presentation for endnotes 1 to 16. 13

Summary

1Q19 Financial performance

- EPS of $1.18, or $1.24 excluding notables[A]
- Sequential quarter underlying expense reduction of 2% demonstrates commitment to aggressively manage expenses[B]
- Returned ~$480M to shareholders, consisting of ~$300M in share repurchases and ~$180M in dividends
- Well positioned for 2019 CCAR cycle with strong capital levels including a 11.5% CET1 ratio and 7.4% Tier 1 Leverage ratio at quarter-end, and a rebalanced investment portfolio[5]

Progress on our strategic priorities

- Reignite servicing fee growth
  - Upgrading client coverage program and created pricing committee to strengthen our pricing discipline
- Innovate to grow diversified revenue streams
  - Co-marketing liquidity, FX and data and analytics products to CRD clients
- Deploy the leading front-to-back office platform[C]
  - Robust performance from CRD; anticipate a number of client adoptions of the front-to-back platform during 2019
- Generate expense savings
  - Initial success in the 2019 expense savings program with $78M savings year-to-date and companywide headcount reduction of over 800 FTEs in high cost locations
- Foster a high-performing and leaner organization with increased accountability
  - Redefining talent, including organizational realignments, simplification and delayering, as well as new leadership

[A] Refer to slide 5 for further details on notable items; EPS excluding notable items is a non-GAAP measure; refer to the Appendix for further explanations. [B] Quarterly underlying expenses is a non-GAAP measure and defined as expenses less notable and seasonal expense items; refer to endnote 3 for further details and explanations of non-GAAP measures. [C] Offered by a single provider.
Refer to the Appendix included with this presentation for endnotes 1 to 16.

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Appendix FY2019 outlook 16 Medium-term financial targets 17 Endnotes 18 – 19 Forward-looking statements 20 Non-GAAP measures 21 Definitions 22 15

FY2019 Outlook

Targeting 4% productivity savings resulting in ~1% underlying expense reduction[A]

Market and operating environment

- Slowing global growth
- Market forward interest rates, including 0 Fed Fund hikes and lower long rates in 2019
- 2019 daily average equity market levels relatively flat to 2018
- Light flows and muted client activity

Expense management

($M)



Targeting ~1% reduction in FY2019 underlying expenses[B]
$8,568
~(4)% productivity saves
~3% investments
~(1.0)%
~(1.0)%
~(2.0)%
~1.5%
~1.5%
CRD Expense
2018 Underlying Expense[B]
Resource Discipline (Headcount Oriented)
Resource Discipline (Non Headcount Oriented)
Process Re-engineering & Automations
Business Investments & Inflationary Costs
Technology Infrastructure
2019 Underlying Expense Target

- Resource discipline expected to reduce expenses by ~$160M
- Process re-engineering & automation expected to reduce expenses by ~$190M
- Technology infrastructure related mainly to upgrades and continued modernization

Capital return

- Targeting total payout substantially greater than 80%[C]

[A] Annual underlying expenses are calculated as GAAP expenses, which includes seasonal deferred incentive compensation for retirement-eligible employees, less notable items and CRD operating expenses and CRD-related intangible asset amortization; underlying expenses are non-GAAP measures; refer to endnote 15 for further details. [B] FY2018 GAAP expense of $9,015M include notable items of $390M and CRD & related expenses including CRD operating expense of $39M and CRD intangible asset amortization costs of $18M; excluding this, underlying expenses would be $8,568M; underlying expenses are non-GAAP measures; refer to the Appendix for further explanations. [C] Payouts calculated over CCAR cycles; CCAR cycles run from mid-year to mid-year; refer to endnote 16 for additional details.

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Medium-term financial targetsA Our strategic priorities will deliver growth, drive innovation and enhance shareholder value Revenue growth 4–5% with CRD Pre-tax margin Further improve by an additional 2%pts EPS growth 10–15% ROE 12–15% Capital return Targeting total payout greater than or equal to 80%B A Financial targets to be met within a three-year time horizon ending 2021. Financial targets do not reflect items outside of the normal course of business. Revenue and EPS growth targets stated on a YoY basis. Pre-tax margin stated relative to 2018. B Payouts calculated over CCAR cycles. CCAR cycles run from mid-year to mid-year. Refer to endnote 16 included for additional details. 17

Endnotes 1 New asset servicing mandates and servicing assets remaining to be installed in future periods exclude new business which has been contracted, but for which the client has not yet provided permission to publicly disclose and the new business is not yet installed. These excluded assets, which from time to time may be significant, will be included in new asset servicing mandates and reflected in servicing assets remaining to be installed in the period in which the client provides its permission. Servicing mandates and servicing assets remaining to be installed in future periods are presented on a gross basis; therefore, also do not include the impact of clients who have notified us during the period of their intent to terminate or reduce their relationship with State Street, which from time to time may be significant. New business in assets to be serviced is reflected in our AUC/A after we begin servicing the assets, and new business in assets to be managed is reflected in our AUM after we begin managing the assets. As such, only a portion of any new asset servicing and asset management mandates may be reflected in our AUC/A and AUM as of March 31, 2019. 2 New bookings represent annual contract value (ACV) bookings, which are defined as signed annual recurring revenue contracts. Engagements defined as specific sales opportunities being actively pursued by STT/CRD sales teams. Institutions include asset owners, asset managers, alternative managers, insurance companies and wealth clients. Institutions may include the subsidiaries of a global institution. 3 In this presentation quarterly expenses are sometimes presented excluding notable items and seasonal expenses (i.e., seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes). This is a non-GAAP presentation. A reconciliation of this non-GAAP presentation of expenses to GAAP-Basis expenses follows. GAAP-basis total expenses for 1Q18, 4Q18 and 1Q19 were $2,268M, $2,486M and $2,293M, respectively. Expenses for those periods excluding notable items and seasonal expenses are calculated as follows: (a) for 1Q18, $2,268M minus $0M of notable items and $148M of seasonal expenses, resulting in a non-GAAP expenses measure of $2,120M; (b) for 4Q18, $2,486M minus $313M of notable items (consisting of $223M of repositioning charges, $24M of acquisition and restructuring charges, $24M of expenses related to a business exit, and $42M of legal and related expenses) and seasonal expenses of $0M, resulting in a non-GAAP expense measure of $2,173M; and (c) for 1Q19, $2,293M minus $23M of notable items (consisting of $9M of acquisition and restructuring charges, and $14M of legal and related expenses) and seasonal expenses of $137M, resulting in a non-GAAP expense measure of $2,133M. In comparisons to 1Q18, we sometimes further exclude from our 1Q19 non-GAAP expense measure CRD- related expenses (consisting of CRD operating expense and CRD-related intangible asset amortization), as we acquired CRD in October 2018. This 1Q19 presentation of expenses also is a non-GAAP measure. It is calculated as follows: $2,133M (representing the above-calculated first 1Q19 non-GAAP expense measure representing GAAP minus notables minus seasonal expenses) minus $56M of CRD-related expenses (consisting of $41M of operating expenses and $15M of intangible asset amortization), resulting in a second 1Q19 non-GAAP expense measure of $2,077M. Refer to slide 21 for further information on our non-GAAP financial measures. 4 Process re-engineering and automation savings, as presented in this presentation, can include high-cost location workforce reductions, reducing manual/bespoke activities, reducing redundant activities, streamlining operational centers and move to common platforms/retiring legacy applications, and; resource discipline benefits, as presented in this presentation, can include reducing senior management headcount, rigorous performance management, vendor management and optimization of real estate. 5 CET1 ratio based on standardized approach. Standardized CET1, Tier 1 and Total capital ratios were binding for the period.; CCAR results and capital plan are subject to regulatory approval, including on the basis of annual CCAR process conducted by the Board of Governors of the Federal Reserve System. CCAR cycles run from mid-year to mid-year. 6 During 1Q19, we voluntarily changed our accounting method under the Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) 323, Investments – Equity Method and Joint Ventures, for investments in low income housing tax credit from the equity method of accounting to the proportional amortization method of accounting. This change in accounting method has been applied retrospectively to all prior periods. Reference the 8-K filed on March 5, 2019 for further details. 7 Industry data is provided for illustrative purposes only and is not intended to reflect the Company's or its clients' activity. Source: Investment Company Institute. Investment Company Institute (ICI) data includes funds not registered under the Investment Company Act of 1940. Mutual fund data represents estimates of net new cash flow, which is new sales minus redemptions combined with net exchanges, while exchange-traded fund (ETF) data represents net issuance, which is gross issuance less gross redemptions. Data for mutual funds that invest primarily in other mutual funds and ETFs that invest primarily in other ETFs were excluded from the series. ICI classifies mutual funds and ETFs based on language in the fund prospectus. The long term fund flows reported by ICI are composed of North America Market flows mainly in Equities, Hybrids and Fixed Income Asset Classes. 1Q19 represents the three month period from January 2018 through March 2019, the last date for which information is available with March 2019 estimates. 8 Industry data is provided for illustrative purposes only and is not intended to reflect State Street’s or its clients' activity. Source: © Copyright 2019, Broadridge Financial Solutions, Inc. Funds of funds have been excluded from Broadridge data (to avoid double counting). Therefore a market total is the sum of all the investment categories excluding the three funds of funds categories (inhouse, ex- house and hedge). ETFs are included in Broadridge’s database on mutual funds, but this excludes exchange-traded commodity products that are not mutual funds. The long term fund flows reported by Broadridge are composed of EMEA Market flows mainly in Equities, Fixed Income, and Multi Asset Classes. 1Q19 represents the rolling three month period from December 2018 through February 2019, the last date for which information is available. 9 Engagements defined as specific sales opportunities being actively pursued by STT/CRD sales teams. Institutions include asset owners, asset managers, alternative managers, insurance companies and wealth clients. Institutions may include the subsidiaries of a global institution. 10 Assets are approximate and indicative only and represents assets of institutions held at State Street and other external custodians. Assets exclude assets from asset owners and insurance companies. Available data based on one or more sources including company websites, industry research (including but not limited to MMD and P&I), and State Street data and analysis. These data and analyses are based on research from 2018 and 2019, and inherently include and involve assumptions, estimations and some omissions and therefore, in general, are to be treated as approximate, indicative and for illustrative purposes only. 18

Endnotes 11 Revenue synergies of $75-85M mainly represent opportunities to enhance the distribution of State Street products and capabilities to Charles River Development clients, cross sell Charles River Development into State Street client base, expand share of wallet across our combined client base, bundle services to clients seeking an integrated experience and expand combined and integrated capabilities into new client segments. Cost synergies of ~$55-65M are net of expenses and cost to achieve, excluding restructuring charges, on a pre-tax basis. 12 Unless otherwise noted, all capital ratios referenced on this slide and elsewhere in this presentation refer to State Street Corporation, or State Street, and not State Street Bank and Trust Company, or State Street Bank. The lower of capital ratios calculated under the Basel III advanced approaches and under the Basel III standardized approach are applied in the assessment of our capital adequacy for regulatory purposes. Refer to the Addendum included with this presentation for a further description of these ratios and for reconciliations applicable to State Street’s fully phased-in Basel III ratios. March 31, 2019 capital ratios are presented as of quarter-end and are preliminary estimates. 13 Estimated pro-forma fully phased-in ratios as of December 31, 2017 reflect capital and total risk-weighted assets calculated under the Basel III final rule. Refer to the Addendum included with this presentation for reconciliations of these estimated pro-forma fully phased-in ratios to our capital ratios calculated under the then applicable regulatory requirements. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers. 14 Estimated pro-forma fully phased-in SLRs as of December 31, 2017 (fully phased-in as of January 1, 2018, as per the phase-in requirements of the SLR final rule) are preliminary estimates as calculated under the SLR final rule. Refer to the Addendum included with this presentation for reconciliations of these estimated pro-forma fully phased-in SLRs to our SLRs under the then applicable regulatory requirements. Effective January 1, 2018, the applicable final rules are in effect and the ratios presented are calculated based on fully phased-in CET1, Tier 1 and total capital numbers. 15 In this presentation annual expenses are sometimes presented excluding notable items and CRD-related expenses (consisting of CRD operating expense and CRD-related intangible asset amortization). This is a non-GAAP presentation. A reconciliation of this non-GAAP presentation of expenses to GAAP-Basis expenses follows. GAAP-basis total expenses for FY2018 was $9,015M. Expenses for FY2018 excluding notable items and CRD-related expenses are calculated as follows: $9,015M minus $390M of notable items (consisting of $300M of repositioning charges, $24M of acquisition and restructuring charges, $24M of expenses related to a business exit, and $42M of legal and related expenses) and $57M of CRD-related expenses (consisting of $39M of operating expenses and $18M of intangible asset amortization), resulting in a non-GAAP expenses measure of $8,568M. Refer to slide 21 for further information on our non-GAAP financial measures. 16 Subject to regulatory approval, including on the basis of annual CCAR process conducted by the Board of Governors of the Federal Reserve System. CCAR cycles run from mid-year to mid-year. 19

Forward-looking statements This presentation (and the conference call referenced herein) contains forward-looking statements within the meaning of United States securities laws, including statements about our goals and expectations regarding our business, financial and capital condition, results of operations, strategies, the financial and market outlook, dividend and stock purchase programs, governmental and regulatory initiatives and developments, and the business environment. Forward-looking statements are often, but not always, identified by such forward-looking terminology as “outlook,” “vision,” “expect,” "priority," “objective,” “intend,” “plan,” “forecast,” “believe,” “anticipate,” “estimate,” “seek,” “may,” “will,” “trend,” “target,” “strategy” and “goal,” or similar statements or variations of such terms. These statements are not guarantees of future performance, are inherently uncertain, are based on current assumptions that are difficult to predict and involve a number of risks and uncertainties. Therefore, actual outcomes and results may differ materially from what is expressed in those statements, and those statements should not be relied upon as representing our expectations or beliefs as of any time subsequent to the time this presentation is first furnished to the SEC on a Current Report on Form 8-K. Important factors that may affect future results and outcomes include, but are not limited to: the financial strength of the counterparties with which we or our clients do business and to which we have investment, credit or financial exposures or to which our clients have such exposures as a result of our acting as agent, including as an asset manager or securities lending agent; increases in the volatility of, or declines in the level of, our NII, changes in the composition or valuation of the assets recorded in our consolidated statement of condition (and our ability to measure the fair value of investment securities) and changes in the manner in which we fund those assets; the volatility of servicing fee, management fee, trading fee and securities finance revenues due to, among other factors, the value of equity and fixed-income markets, market interest and FX rates, the volume of client transaction activity, competitive pressures in the investment servicing and asset management industries, and the timing of revenue recognition with respect to processing fees and other revenues; the liquidity of the U.S. and international securities markets, particularly the markets for fixed-income securities and inter-bank credits; the liquidity of the assets on our balance sheet and changes or volatility in the sources of such funding, particularly the deposits of our clients; and demands upon our liquidity, including the liquidity demands and requirements of our clients; the level and volatility of interest rates, the valuation of the U.S. dollar relative to other currencies in which we record revenue or accrue expenses and the performance and volatility of securities, credit, currency and other markets in the U.S. and internationally; and the impact of monetary and fiscal policy in the U.S. and internationally on prevailing rates of interest and currency exchange rates in the markets in which we provide services to our clients; the credit quality, credit-agency ratings and fair values of the securities in our investment securities portfolio, a deterioration or downgrade of which could lead to OTTI of such securities and the recognition of an impairment loss in our consolidated statement of income; our ability to attract deposits and other low-cost, short-term funding; our ability to manage the level and pricing of such deposits and the relative portion of our deposits that are determined to be operational under regulatory guidelines; and our ability to deploy deposits in a profitable manner consistent with our liquidity needs, regulatory requirements and risk profile; the manner and timing with which the Federal Reserve and other U.S. and non-U.S. regulators implement or reevaluate the regulatory framework applicable to our operations (as well as changes to that framework), including implementation or modification of the Dodd-Frank Act and related stress testing and resolution planning requirements, implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee and European legislation (such as Undertakings for Collective Investments in Transferable Securities (UCITS) V, the Money Market Fund Regulation and the Markets in Financial Instruments Directive/Markets in Financial Instruments Regulation); among other consequences, these regulatory changes impact the levels of regulatory capital, long-term debt and liquidity we must maintain, acceptable levels of credit exposure to third parties, margin requirements applicable to derivatives, restrictions on banking and financial activities and the manner in which we structure and implement our global operations and servicing relationships. In addition, our regulatory posture and related expenses have been and will continue to be affected by heightened standards and changes in regulatory expectations for global systemically important financial institutions applicable to, among other things, risk management, liquidity and capital planning, resolution planning and compliance programs, as well as changes in governmental enforcement approaches to perceived failures to comply with regulatory or legal obligations; adverse changes in the regulatory ratios that we are, or will be, required to meet, whether arising under the Dodd-Frank Act or implementation of international standards applicable to financial institutions, such as those proposed by the Basel Committee, or due to changes in regulatory positions, practices or regulations in jurisdictions in which we engage in banking activities, including changes in internal or external data, formulae, models, assumptions or other advanced systems used in the calculation of our capital or liquidity ratios that cause changes in those ratios as they are measured from period to period; requirements to obtain the prior approval or non-objection of the Federal Reserve or other U.S. and non-U.S. regulators for the use, allocation or distribution of our capital or other specific capital actions or corporate activities, including, without limitation, acquisitions, investments in subsidiaries, dividends and stock repurchases, without which our growth plans, distributions to shareholders, share repurchase programs or other capital or corporate initiatives may be restricted; changes in law or regulation, or the enforcement of law or regulation, that may adversely affect our business activities or those of our clients or our counterparties, and the products or services that we sell, including, without limitation, additional or increased taxes or assessments thereon, capital adequacy requirements, margin requirements and changes that expose us to risks related to the adequacy of our controls or compliance programs; economic or financial market disruptions in the U.S. or internationally, including those which may result from recessions or political instability; for example, the U.K.'s exit from the European Union or actual or potential changes in trade policy, such as tariffs or bilateral and multilateral trade agreements; our ability to create cost efficiencies through changes in our operational processes and to further digitize our processes and interfaces with our clients, any failure of which, in whole or in part, may among other things, reduce our competitive position, diminish the cost-effectiveness of our systems and processes or provide an insufficient return on our associated investment; our ability to promote a strong culture of risk management, operating controls, compliance oversight, ethical behavior and governance that meets our expectations and those of our clients and our regulators, and the financial, regulatory, reputational and other consequences of our failure to meet such expectations; the impact on our compliance and controls enhancement programs associated with the appointment of a monitor under the deferred prosecution agreement with the DOJ and compliance consultant appointed under a settlement with the SEC, including the potential for such monitor and compliance consultant to require changes to our programs or to identify other issues that require substantial expenditures, changes in our operations, payments to clients or reporting to U.S. authorities; the results of our review of our billing practices, including additional findings or amounts we may be required to reimburse clients, as well as potential consequences of such review, including damage to our client relationships or our reputation and adverse actions or penalties imposed by governmental authorities; our ability to expand our use of technology to enhance the efficiency, accuracy and reliability of our operations and our dependencies on information technology; to replace and consolidate systems, particularly those relying upon older technology, and to adequately incorporate resiliency and business continuity into our systems management; to implement robust management processes into our technology development and maintenance programs; and to control risks related to use of technology, including cyber-crime and inadvertent data disclosures; our ability to address threats to our information technology infrastructure and systems (including those of our third-party service providers), the effectiveness of our and our third party service providers' efforts to manage the resiliency of the systems on which we rely, controls regarding the access to, and integrity of, our and our clients' data, and complexities and costs of protecting the security of such systems and data; the results of, and costs associated with, governmental or regulatory inquiries and investigations, litigation and similar claims, disputes, or civil or criminal proceedings; changes or potential changes in the amount of compensation we receive from clients for our services, and the mix of services provided by us that clients choose; the large institutional clients on which we focus are often able to exert considerable market influence and have diverse investment activities, and this, combined with strong competitive market forces, subjects us to significant pressure to reduce the fees we charge, to potentially significant changes in our AUC/A or our AUM in the event of the acquisition or loss of a client, in whole or in part, and to potentially significant changes in our revenue in the event a client re-balances or changes its investment approach, re-directs assets to lower- or higher-fee asset classes or changes the mix of products or services that it receives from us; the potential for losses arising from our investments in sponsored investment funds; the possibility that our clients will incur substantial losses in investment pools for which we act as agent, the possibility of significant reductions in the liquidity or valuation of assets underlying those pools and the potential that clients will seek to hold us liable for such losses; and the possibility that our clients or regulators will assert claims that our fees, with respect to such investment products, are not appropriate; our ability to anticipate and manage the level and timing of redemptions and withdrawals from our collateral pools and other collective investment products; the credit agency ratings of our debt and depositary obligations and investor and client perceptions of our financial strength; adverse publicity, whether specific to us or regarding other industry participants or industry-wide factors, or other reputational harm; our ability to control operational risks, data security breach risks and outsourcing risks, our ability to protect our intellectual property rights, the possibility of errors in the quantitative models we use to manage our business and the possibility that our controls will prove insufficient, fail or be circumvented; changes or potential changes to the competitive environment, due to, among other things, regulatory and technological changes, the effects of industry consolidation and perceptions of us, as a suitable service provider or counterparty; our ability to complete acquisitions, joint ventures and divestitures, including, without limitation, our ability to obtain regulatory approvals, the ability to arrange financing as required and the ability to satisfy closing conditions; the risks that our acquired businesses, including, without limitation, our acquisition of Charles River Development, and joint ventures will not achieve their anticipated financial, operational and product innovation benefits or will not be integrated successfully, or that the integration will take longer than anticipated; that expected synergies will not be achieved or unexpected negative synergies or liabilities will be experienced; that client and deposit retention goals will not be met; that other regulatory or operational challenges will be experienced; and that disruptions from the transaction will harm our relationships with our clients, our employees or regulators; our ability to integrate Charles River Development's front office software solutions with our middle and back office capabilities to develop a front-to-middle-to-back office platform that is competitive, generates revenues in line with our expectations and meets our clients' requirements; our ability to recognize evolving needs of our clients and to develop products that are responsive to such trends and profitable to us; the performance of and demand for the products and services we offer; and the potential for new products and services to impose additional costs on us and expose us to increased operational risk; our ability to grow revenue, manage expenses, attract and retain highly skilled people and raise the capital necessary to achieve our business goals and comply with regulatory requirements and expectations; changes in accounting standards and practices; and the impact of the U.S. tax legislation enacted in 2017, and changes in tax legislation and in the interpretation of existing tax laws by U.S. and non-U.S. tax authorities that affect the amount of taxes due. Other important factors that could cause actual results to differ materially from those indicated by any forward-looking statements are set forth in our 2018 Annual Report on Form 10-K and our subsequent SEC filings. We encourage investors to read these filings, particularly the sections on risk factors, for additional information with respect to any forward-looking statements and prior to making any investment decision. The forward-looking statements contained in this presentation (and the conference call referenced herein) should not be relied on as representing our expectations or beliefs as of any time subsequent to the time this presentation is first furnished to the SEC on a Current Report on Form 8-K, and we do not undertake efforts to revise those forward-looking statements to reflect events after that time. 20

Non-GAAP measures In addition to presenting State Street's financial results in conformity with U.S. generally accepted accounting principles, or GAAP, management also presents certain financial information on a basis that excludes or adjusts one or more items from GAAP. This latter basis is a non-GAAP presentation. In general, our non- GAAP financial results adjust selected GAAP-basis financial results to exclude the impact of revenue and expenses outside of State Street’s normal course of business or other notable items, such as acquisition and restructuring charges, repositioning charges, gains/losses on sales, as well as, for selected comparisons, seasonal items. For example, we sometimes present expenses on a basis we may refer to as "underlying expenses", which exclude notable items and, to provide additional perspective on both prior year quarter and sequential quarter comparisons, also exclude seasonal items and expenses related to our Charles River Development acquisition (completed in October 2018). Management believes that this presentation of financial information facilitates an investor's further understanding and analysis of State Street's financial performance and trends with respect to State Street’s business operations from period-to-period, including providing additional insight into our underlying margin and profitability. In addition, Management may also provide additional non-GAAP measures. For example, we present capital ratios, calculated under regulatory standards scheduled to be effective in the future or other standards, that management uses in evaluating State Street’s business and activities and believes may similarly be useful to investors. Additionally, we may present revenue and expense measures on a constant currency basis to identify the significance of changes in foreign currency exchange rates (which often are variable) in period-to-period comparisons. This presentation represents the effects of applying prior period weighted average foreign currency exchange rates to current period results. Non-GAAP financial measures should be considered in addition to, not as a substitute for or superior to, financial measures determined in conformity with GAAP. Refer to the Addendum for reconciliations of our non-GAAP financial information. To access the Addendum go to http://investors.statestreet.com and click on “Filings & Reports – Quarterly Earnings”. 21

Definitions AUC/A Assets under custody and/or administration AUM Assets under management Bps Basis points, with one basis point representing one hundredth of one percent CCAR Comprehensive Capital Analysis and Review CET1 Common equity tier 1 ratio CRD Charles River Development Diluted earnings per share (EPS) Net income available to common shareholders divided by diluted average common shares outstanding for the noted period EOP End of period ETF Exchange-traded fund Fee operating leverage Rate of growth of total fee revenue less the rate of growth of expenses, relative to the successive prior year period, as applicable FX Foreign exchange FY Full year GAAP Generally accepted accounting principles in the United States HTM Held-to-maturity HQLA High quality liquid assets Medium-term targets Financial targets defined as targets to be met by year-end 2021 Net interest income (NII) Income earned on interest bearing assets less interest paid on interest bearing liabilities. Net interest margin (NIM) Net interest income divided by average interest-earning assets nm Not meaningful Operating leverage Rate of growth of total revenue less the rate of growth of total expenses, relative to the successive prior year period, as applicable Payout ratio Total payout ratio is equal to common stock dividends and common stock purchases as a percentage of net income available to common shareholders Pre-tax operating margin Income before income tax expense divided by total revenue %P ts Percentage points is the difference from one percentage value subtracted from another Quarter-over-quarter (QoQ) Sequential quarter comparison Return on equity (ROE) Net income less dividends on preferred stock divided by average common equity Seasonal Expenses Seasonal deferred incentive compensation expenses for retirement-eligible employees and payroll taxes T1L Tier 1 leverage ratio Year-over-year (YoY) Current period compared to the same period a year ago 22